Thornburg Core Growth Fund

Semi-Annual Report
March 31, 2003

Letter to shareholders

Thornburg Core Growth Fund

April 14, 2003

Dear Fellow Shareholder:

The total returns of the Thornburg Core Growth Fund share classes, for the quarter ended March 31, 2003, are shown in the table below. The table also includes results for the semi-annual period, latest 12 months, and since inception. The returns are for investors who held shares for the entire periods shown with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 3/31/03
                                     A Shares                                         C Shares
                                                         Since                                       Since
                            YTD      6 Mos.    1 Year   Inception        YTD      6 Mos.   1 Year  Inception
Net Asset Value            4.01%     12.56%   (24.53)%   (19.78)%       3.80%    11.44%   (25.47)%  (20.52)%
Maximum Offering Price    (0.68)%     7.56%   (27.90)%   (21.39)%       2.80%    10.44%   (25.47)%  (20.52)%

Total returns for periods greater than one year are average annualized. Past performance cannot guarantee future results.
Inception of Class A and C shares: 12/27/00

As shown in the table above, the Thornburg Core Growth Fund rose 4.01% in the first quarter, and has declined 24.5% during the past twelve months. This compares with a 0.58% fourth-quarter increase in the NASDAQ Composite, and a 27.0% fall over the trailing twelve months. The Russell 1000 Growth fell 1.37% in the first quarter and was down 27.5% for the past twelve months.

Once again, there was no theme unifying either the fund's best or worst performers. It was a stock picker's market in the first quarter. New purchases during the first quarter contributed materially to our performance. Hi-Tech Pharmacal (HITK) was added to the portfolio in January, and was the portfolio's best performer. Hi-Tech Pharmacal is a classic example of our research process for small cap, emerging growth companies. The company makes both generic and branded prescription drugs, but has focused its recent efforts on the generic market. What we found was a company that was trading at a low valuation, was growing earnings and revenues rapidly, and had absolutely no Wall Street coverage.

We found Hi Tech Pharmacal while screening for revenue growth. The company, prior to our analysis, had grown generic revenues in the last two quarters by 50% or better compared to the prior year. While completely understanding a company can be a slightly more difficult endeavor when researching without the assistance of sell-side analysts, we often find the extra work pays off. After many in-depth conversations with Hi Tech's management team, we decided to buy shares. When the company reported their January quarter earnings, our thesis was supported. Company revenues grew 70% YOY, ahead of what we had been expecting.

Our worst performer, Affiliated Managers Group (AMG), declined 13% in the quarter, and the fund benefited from our focus on risk control as much as from finding winners. Even during a profit recovery, I think a focus on risk control within a growth portfolio remains necessary. We sold several stocks in the first quarter due to identifying red flags in the financial statements - signals of potential operating deterioration. Often this type of analysis gets us out of stocks too early, but we only want to invest when our opportunity exceeds our risk by a substantial margin.

During the quarter, we added Leapfrog Group (LF), Hotels.com (ROOM), Silicon Labs (SLAB), Caremark Rx (CMX), Evergreen Resources (EVG), and El Paso (EP) to the portfolio. Sales during the quarter include Blue Rhino (RINO), NetScreen Technologies (NSCN), Brown & Brown (BRO), Headwaters (HDWR), Anteon (ANT), and Wal-Mart de Mexico.

We did not participate in any initial public offerings in the first quarter. The effects of offerings in prior periods are disclosed in prior quarterly reports.

Our motto is "Core holdings for serious investors." We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com and clicking on "Funds." Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA
Portfolio Manager


Statement of assets and liabilities

Thornburg Core Growth Fund

March 31, 2003
(Unaudited)

ASSETS
Investments at value (cost $9,667,773) ........................   $ 10,073,132
Cash ..........................................................        146,347
Receivable for securities sold ................................        178,884
Receivable for fund shares sold ...............................            740
Dividends receivable ..........................................            778
Prepaid expenses and other assets .............................         12,411

                  Total Assets ................................     10,412,292

LIABILITIES
Payable for securities purchased ..............................        105,972
Payable for fund shares redeemed ..............................          4,346
Payable to investment advisor (Note 3) ........................          3,947
Accounts payable and accrued expenses .........................         11,982

                  Total Liabilities ...........................        126,247

NET ASSETS ....................................................   $ 10,286,045

NET ASSETS CONSIST OF:
         Undistributed net investment loss ....................   $    (81,341)
         Net unrealized appreciation on investments ...........        405,359
         Accumulated net realized loss ........................     (4,578,322)
         Net capital paid in on shares of beneficial interest .     14,540,349

                                                                  $ 10,286,045
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($7,929,254 applicable to 1,092,503 shares of beneficial
         interest outstanding - Note 4) .......................   $       7.26

Maximum sales charge, 4.50% of offering price .................           0.34

Maximum Offering Price Per Share ..............................   $       7.60


Class C Shares:
Net asset value and offering price per share *
         ($2,356,791 applicable to 331,523 shares of beneficial
         interest outstanding - Note 4) .......................   $       7.11


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2003
(Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $230) .......... $     7,105
Interest income ..................................................       1,143

                  Total Income ...................................       8,248

EXPENSES
Investment advisory fees (Note 3) ................................      38,102
Administration fees (Note 3)
         Class A Shares ..........................................       3,998
         Class C Shares ..........................................       1,445
Distribution and service fees (Note 3)
         Class A Shares ..........................................       7,997
         Class C Shares ..........................................      11,558
Transfer agent fees
         Class A Shares ..........................................      20,870
         Class C Shares ..........................................       9,650
Registration & filing fees
         Class A Shares ..........................................       5,759
         Class C Shares ..........................................       4,452
Custodian fees (Note 3) ..........................................      16,293
Professional fees ................................................       2,143
Trustee fees .....................................................          45
Other expenses ...................................................       8,254

                  Total Expenses .................................     130,566

Less:
         Expenses reimbursed by investment advisor (Note 3) ......     (11,978)
         Management fees waived by investment advisor (Note 3) ...     (38,098)
         Fees paid indirectly (Note 3) ...........................        (823)

                  Net Expenses ...................................      79,667

                  Net Investment Loss ............................     (71,419)

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 6) Net realized loss on:
         Investments .............................................    (294,954)
         Foreign currency transactions ...........................      (2,035)

                                                                      (296,989)
Net change in unrealized appreciation on:
         Investments .............................................   1,277,484

                  Net Realized and Unrealized
                  Gain on Investments ............................     980,495

                  Net Increase in Net Assets Resulting
                  From Operations ................................ $   909,076

See notes to financial statements.

Statements of Changes in net assets

Thornburg Core Growth Fund

                                                        Six Months Ended      Year Ended
                                                         March 31, 2003   September 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investments loss ..................................   $    (71,419)   $   (172,658)
Net realized loss on investments and foreign currency
         transactions .................................       (296,989)     (2,105,462)
Increase in unrealized appreciation on investments
and foreign currency translations .....................      1,277,484         133,128


                  Net Increase (Decrease) in Net Assets
                  Resulting from Operations ...........        909,076      (2,144,992)



FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ...............................      1,550,196         928,265
         Class C Shares ...............................        249,799         240,525

                  Net Increase (Decrease) in Net Assets      2,709,071        (976,202)

NET ASSETS:
         Beginning of period ..........................      7,576,974       8,553,176

         End of period ................................   $ 10,286,045    $  7,576,974


See notes to financial statements.

Notes to financial statements

Thornburg Core Growth Fund

March 31, 2003

NOTE 1 - ORGANIZATION
Thornburg Core Growth Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2003, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. For the six months ended March 31, 2003, the Advisor voluntarily waived investment advisory fees of $27,984 for Class A shares, and $10,114 for Class C shares. The Fund also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,494 for Class A shares, and $6,484 for Class C shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 2003, the Distributor has advised the Fund that it earned commissions aggregating $980 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $472 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodians' fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the six months ended March 31, 2003, the fees paid indirectly were $823.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At March 31, 2003, 33.5% of the Fund's shares were owned by the Advisor and other affiliates of the Fund.


NOTE 4 - SHARES OF BENEFICIAL INTEREST
At March 31, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                               Six Months Ended                  Year Ended
                                                March 31, 2003               September 30, 2002
                                               Shares       Amount           Shares        Amount
Class A Shares
Shares Sold ............................       488,935    $ 3,489,963        680,451    $ 5,285,988
Shares repurchased** ...................      (277,299)    (1,939,767)      (612,028)    (4,357,723)

Net Increase ...........................       211,636    $ 1,550,196         68,423    $   928,265

**The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the six months ended March 31, 2003, $18,208 was netted in the amount reported for shares repurchased


Class C Shares
Shares sold ............................       149,494    $ 1,044,754        321,404    $ 2,833,345
Shares repurchased .....................      (114,733)      (794,955)      (310,198)    (2,592,820)

Net Increase ...........................        34,761    $    249,799        11,206    $   240,525

NOTE 5 - SECURITIES TRANSACTIONS
For the six months ended March 31, 2003 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,451,583 and $6,853,415, respectively.

NOTE 6 - INCOME TAXES
At March 31, 2003, information on the tax components of capital is as follows:
Cost of investments for tax purpose $      9,871,167

Gross tax unrealized appreciation   $        920,573
Gross tax unrealized depreciation           (718,608)
Net tax unrealized appreciation
         on investments             $        201,965

At March 31, 2003, the Fund had tax basis capital losses of $2,436,473, which may be carried over to offset future capital gains. Such losses expire September 30, 2010.

At March 31, 2003, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2001 of $1,651,388. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

NOTE 7 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
During the six months ended March 31, 2003, the Fund was not a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets.

These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

At March 31, 2003, there were no outstanding forward contracts.

Financial highlights

                                                       Six Months Ended    Year Ended    Period Ended
                                                            March 31,     September 30,  September 30,
                                                              2003             2002         2001(C)
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $       6.45  $       7.80  $      11.94

Income from investment operations:
         Net investment income .......................          (0.05)        (0.12)        (0.08)
         Net realized and unrealized
                  gain (loss) on investments .........           0.84         (1.23)        (4.06)

Total from investment operations .....................           0.79         (1.35)        (4.14)
Redemption fees added to paid in capital .............           0.02           --            --

Change in net asset value ............................           0.81         (1.35)        (4.14)

Net asset value, end of period .......................   $       7.26  $       6.45  $       7.80

Total return (a) .....................................          12.56%       (17.31)%      (34.67)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .......................           1.44% (b)    (1.44)%       (1.02)%(b)
         Expenses, after expense reductions ..........           1.65% (b)     1.64%         1.71% (b)
         Expenses, after expense reductions
                  and net of custody credits .........           1.63% (b)     1.63%          --
         Expenses, before expense reductions .........           2.70% (b)     2.39%         2.80% (b)

Portfolio turnover rate ..............................          80.74%       212.17%       126.15%

Net assets at end of period (000) ....................    $     7,929   $     5,685   $     6,337



(a)      Sales loads are not reflected in computing total return,
         which is not annualized for periods less than one year.
(b)      Annualized.
(c)      Fund commenced operations on December 27, 2000.
 +       Based on weighted average shares outstanding.


Financial highlights . . . continued

Thornburg Core Growth Fund

                                                        Six Months Ended    Year Ended    Period Ended
                                                             March 31,     September 30,  September 30,
                                                               2003            2002          2001(C)
Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $       6.38  $       7.76  $      11.94

Income from investment operations:
         Net investment income .......................          (0.08)        (0.18)        (0.13)
         Net realized and unrealized
                  gain (loss) on investments .........           0.81         (1.20)        (4.05)

Total from investment operations .....................           0.73         (1.38)        (4.18)

Change in net asset value ............................           0.73         (1.38)        (4.18)

Net asset value, end of period .......................   $       7.11  $       6.38  $       7.76

Total return (a) .....................................          11.44%       (17.78)%      (35.01)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .......................           2.19% (b)    (2.19)%       (1.78)%(b)
         Expenses, after expense reductions ..........           2.38% (b)     2.39%         2.49% (b)
         Expenses, after expense reductions
                  and net of custody credits .........           2.38% (b)     2.38%          --
         Expenses, before expense reductions .........           3.84% (b)     3.45%         4.43% (b)

Portfolio turnover rate ..............................          80.74%       212.17%       126.15%

Net assets at end of period (000) ....................    $      2,357  $     1,892     $    2,216



(a)      Not annualized for periods less than one year.
(b)      Annualized.
(c)      Fund commenced operations on December 27, 2000.
 +       Based on weighted average shares outstanding.


Schedule of investments

Thornburg Core Growth Fund

March 31, 2003

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574
NASDAQ SYMBOLS: CLASS A - THCGX , CLASS C - TCGCX

COMMON STOCKS--81.10%
BANKS (2.70%)
Doral Financial Corp.                                                                  9,500            $ 335,825
COMMERCIAL SERVICES & SUPPLIES (5.00%)
Apollo Group Inc. +                                                                    6,200              309,380
First Data Corp.                                                                       8,500              314,585
DIVERSIFIED FINANCIALS (3.60%)
Affiliated Managers Group Inc. +                                                       6,700              278,519
E-Trade Group Inc. +                                                                   40,000             168,400
ENERGY (5.50%)
El Paso Corp.                                                                          37,400             226,270
Evergreen Resources +                                                                  5,400              244,674
XTO Energy Inc.                                                                        11,333             215,333
HEALTHCARE EQUIPMENT & SERVICES (12.70%)
Anthem Inc. +                                                                          3,300              218,625
Boston Scientific Corp. +                                                              10,600             432,056
Caremark RX Inc. +                                                                     5,700              103,455
Lincare Holdings Inc. +                                                                10,700             328,383
Possis Medical Inc. +                                                                  10,100             163,216
UnitedHealth Group Inc.                                                                3,550              325,429
INSURANCE (1.80%)
Platinum Underwriters Holdings                                                         8,800              223,080
MEDIA (5.70%)
Clear Channel Communications +                                                         8,600              291,712
Echostar Communications Corp. +                                                        14,300             412,984
PHARMACEUTICALS & BIOTECHNOLOGY (10.10%)
Amgen Inc. +                                                                           5,700              328,035
Gilead Sciences Inc. +                                                                 7,850              329,622
Hi-Tech Pharmacal Company Inc. +                                                       17,300             372,815
Taro Pharmaceutical Industries Ltd +                                                   6,000              229,680
RETAILING (10.40%)
Hotels.Com +                                                                           6,450              372,004
Leapfrog Enterprises Inc. +                                                            9,100              216,944
Ross Stores Inc.                                                                       9,450              341,617
USA Interactive Inc. +                                                                 13,600             364,344
SOFTWARE & SERVICES (6.20%)
Electronic Arts +                                                                      6,100              357,704
Microsoft Corp.                                                                        16,800             406,728
TECHNOLOGY - HARDWARE & EQUIPMENT (13.40%)
Amdocs Ltd +                                                                           17,300             229,744
Cyberguard Corp. +                                                                     35,400             201,780
Ectel Ltd +                                                                            32,700             278,604
Integrated Circuit Systems Inc. +                                                      11,100             240,870
Novellus Systems Inc. +                                                                9,550              260,428
Silicon Laboratories Inc. +                                                            7,800              203,970
Utstarcom Inc. +                                                                       12,500             249,875
TELECOMMUNICATION SERVICES (2.30%)
Nextel Communications Inc. +                                                           21,200             283,868
TRANSPORTATION (1.70%)
Jetblue Airways Corp. +                                                                7,650              212,574

TOTAL COMMON STOCKS (Cost $9,667,773)                                                                     10,073,132


TOTAL INVESTMENTS (100%) (Cost $9,667,773)                                                              $ 10,073,132

+        Non-income producing.
See notes to financial statements.

index comparisons

Thornburg Core Growth Fund

March 31, 2003

Index Comparison
Compares performance of Thornburg Core Growth Fund and the NASDAQ Composite Index for the period December 31, 2000 to March 31, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Core Growth Fund Class A Total Returns, Since December 31, 2000, versus the NASDAQ Composite Index

Fund A Shares
 NASDAQ Composite Index

Average Annual Total Returns
(periods ending 3/31/03) (at max. offering price)
A Shares
1 Year:                                     (27.90)%
From Inception (12/27/00):                  (21.39)%

Thornburg Core Growth Fund Class C Total Returns, Since December 31, 2000, versus the NASDAQ Composite Index

Fund C Shares
 NASDAQ Composite Index

Average Annual Total Returns
(periods ending 3/31/03)
C Shares
1 Year:                                     (25.47)%
From Inception (12/27/00):                  (20.52)%

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.